UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):

                                  June 28, 2004


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12680                 22-2115841
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)




         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 979-2955


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Item 4.  Changes in Registrant's Certifying Accountant.


         On June 28, 2004, Oryx Technology Corp. engaged Burr, Pilger & Mayer LLP as its principal accountant to audit its financial statements for the fiscal year ending February 28, 2005. Prior to their engagement, they were not consulted on any Company accounting or auditing matter, and there were no written reports or oral advice regarding any accounting or auditing matter provided by them to the Company.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2004                          ORYX TECHNOLOGY CORP.
                                              (Registrant)


                                              By:  /s/ Philip J. Micciche
                                                   ----------------------
                                                    Philip J. Micciche
                                                    Chief Executive Officer


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